UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 26, 2008

                                   Averox Inc.
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             (Exact name of registrant as specified in its charter)

           Nevada                   000-28867                    88-0407936
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(State or other jurisdiction       (Commission                (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)

House No. 381, Street No. 13 , Sector F-10/2, Islamabad, Pakistan
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            (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code     +92 (0) 51 211 0755

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 1.01. Entry into a Material Definitive Agreement

      Effective October 25, 2008, Averox Inc. (the "Company") effected a 10-for-1 stock split of the Company's common stock. The split, further described in Item 5.03 of this report, was effected through an amendment to Averox's Articles of Incorporation in which each outstanding share of common stock was converted into ten (10) outstanding shares of Averox Common Stock, and the number of authorized shares of common stock was increased from 25,000,000 shares to 250,000,000 shares. As a result of the stock split, each holder of record of a certificate for one or more shares of common stock as of October 27, 2008, will receive, upon surrender of their old certificate, a new certificate representing ten (10) shares of common stock for every one share of common stock held by that holder.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

      On August 26, 2008, to effect the split described in Item 1.01 of this report, the Company filed a Certificate of Amendment of the Articles of Incorporation increasing the total number of shares of all classes of capital stock which the Company has authority to issue to 250,000,000 shares, par value $.004 per share. On September 30, 2008, after determining to delay the effectiveness of the split, the Company filed a Certificate of Correction to change the effective date to October 25, 2008. The Certificate of Amendment to the Articles of Incorporation and the Certificate of Correction are filed as Exhibits 3.1 and 3.2 to this current report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

      3.1 Certificate of Amendment, filed August 26, 2008, with the Secretary of State for the State of Nevada.

      3.2 Certificate of Correction, filed September 30, 2008, with the Secretary of State for the State of Nevada.

      99.1  Press Release, dated October 27, 2008.

                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AVEROX INC.

Date: October 28, 2008                    By:    /s/ Salman Mahmood
                                                 -------------------------------
                                          Name:  Salman Mahmood
                                          Title: Chairman of the Board and Chief
                                                 Executive Officer,
                                                 (Principal Executive Officer)